FPA New Income, Inc. (FPNIX)

Supplement dated July 13, 2020 to the

Prospectus dated January 31, 2020

This Supplement amends information in the Prospectus for the FPA New Income, Inc. (the “Fund”), dated January 31, 2020.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpa.com or calling us at (800) 638-3060.

Effective July 1, 2020, the section titled “Fees and Expenses of the Fund” on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load)(as a percentage of original sales price or redemption proceeds, as applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.58%
Expense Reimbursement[1]	0.08%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.50%

1First Pacific Advisors, LP (“FPA” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.50% of the average net assets of the Fund (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) through January 31, 2020. This agreement may only be terminated earlier by the Fund’s Board of Directors (the “Board”) or upon termination of the Advisory Agreement. Effective July 1, 2020, the Adviser is temporarily reimbursing annualized Fund operating expenses in excess of 0.48% of the average net assets of the Fund (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) until such time as the Fund’s portfolio managers believe the waiver is no longer appropriate. When this temporary waiver is terminated, the Fund’s expenses will be return to the contractual limit of 0.50% noted above.

Effective August 1, 2020, the following is added to the front page of the Prospectus:

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Fund’s Adviser, First Pacific Advisors, LP, and affiliated companies, and their immediate relatives, and certain categories of shareholders.

Effective August 1, 2020, the section titled “Purchase and Sale of Fund Shares” on page 8 is replaced in its entirety with the following:

Purchase and Sale of Fund Shares

The Fund has discontinued indefinitely the sale of its shares to new investors, except existing shareholders, directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives. See the section entitled “Limited Availability to New Investors” for a description of shareholders eligible to purchase shares of the Fund. Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. Eligible investors can use the Account Application for initial purchases.

Eligible investors can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Effective August 1, 2020, the following is added at the beginning of the section titled “Investing with the Fund” on page 23:

LIMITED AVAILABILITY TO NEW INVESTORS

The availability of shares of the Fund to new investors is limited. The Fund has discontinued indefinitely the sale of its shares to new investors, except existing shareholders, directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives. Affiliated companies include: current and former directors, officers and employees of the Adviser (and its predecessor firm and such predecessor firm’s parent firms) and its affiliates; current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser; investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees; employees (including registered representatives) of a dealer that has a selling group agreement with UMB Distribution Services, LLC and consents to the purchases; any employee benefit plan maintained for the benefit of such qualified investors; directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds; and directors, officers and employees of the Fund’s custodian and transfer agent.

In addition, the Fund will allow new investors to purchase shares if they fall into one of the following categories:

1.	Clients of an institutional consultant, a financial advisor, a financial planner, or an affiliate of a financial advisor or financial planner, who has client assets invested with the Fund or the Adviser at the time of the investor’s application;

2.	Investors purchasing Fund shares through a sponsored fee-based program where shares of the Fund are made available to that program pursuant to an agreement with FPA Funds or UMB Distribution Services, LLC, and FPA Funds or UMB Distribution Services, LLC has notified the sponsor of that program, in writing, that shares may be offered through such program and has not withdrawn that notification;

3.	Investors transferring or “rolling over” into a Fund IRA from an employee benefit plan through which the investor held shares of the Fund (if an investor’s plan doesn’t qualify for rollovers an investor may still open a new account with all or part of the proceeds of a distribution from the plan);

4.	Investors that are an employee benefit plan or other type of corporate or charitable account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate or charitable account that is a shareholder of the Fund; or

5.	Investors participating in an employee benefit plan that is already a Fund shareholder.

The Fund may ask you to verify that you meet one of the categories above prior to permitting you to open a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these guidelines.

The Fund’s ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

The Fund continues to reinvest dividends and capital gain distributions with respect to the accounts of existing shareholders who elect such options.

The Fund may recommence at any time the offering of shares to all investors if the Board of Directors believes it would be in the best interests of the Fund and its shareholders.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity of you or your beneficial owners after your account is established, the Fund, the Fund's distributor and the Fund's transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.

Effective August 1, 2020, the section titled “How to Buy Fund Shares” on page 25 of the Prospectus is hereby deleted in its entirety.

PLEASE RETAIN FOR FUTURE REFERENCE.

FPA New Income, Inc. (FPNIX)

Supplement dated July 13, 2020 to the

Statement of Additional Information dated January 31, 2020

This Supplement amends information in the Statement of Additional Information (the “SAI”) for the FPA New Income, Inc. (the “Fund”), dated January 31, 2020.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the SAI may be obtained free of charge by visiting our web site at www.fpa.com or calling us at (800) 638-3060.

Effective August 1, 2020, on page 50 of the SAI, the following language is added to the section titled “Purchase, Redemption and Pricing of Shares”:

Limited Availability to New Investors. The availability of shares of the Fund to new investors is limited. See the section titled, “Limited Availability to New Investors” in the Prospectus for a complete description of categories of shareholders eligible to purchase shares of the Fund.

The Fund continues to accept additional investments from existing shareholders, and continues to reinvest dividends and capital gain distributions with respect to the accounts of existing shareholders who elect such options.

The Fund may recommence at any time the offering of shares to all investors if the Board of Directors believes it would be in the best interests of the Fund and its shareholders.

PLEASE RETAIN FOR FUTURE REFERENCE.